UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2012

Bridge Capital Holdings

(Exact name of registrant as specified in its charter)

California	000-50974	80-0123855
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

55 Almaden Boulevard, Suite 200
San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

(408) 423-8500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bridge Capital Holdings (the “Company”) held its annual meeting of shareholders on May 24, 2012. The Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the meeting. On the record date for the meeting, there were 15,166,764 shares of the Company’s common stock outstanding.

Voting Results

Proposal 1 — Election of Directors

The following individuals were elected as directors to serve until the 2012 annual meeting of shareholders or until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lawrence Owen Brown	11,329,856	30,353	1,731,793
Howard N. Gould	10,968,315	391,894	1,731,793
Dr. Frances J. Harvey	11,329,856	30,353	1,731,793
Allan C. Kramer, M.D.	11,019,160	341,049	1,731,793
Robert P. Latta	11,328,893	31,316	1,731,793
Daniel P. Myers	11,329,856	30,353	1,731,793
Christopher B. Paisley	11,270,576	89,633	1,731,793
Thomas M. Quigg	11,065,315	294,894	1,731,793
Terry Schwakopf	11,329,856	30,353	1,731,793
Barry A. Turkus	11,151,483	208,726	1,731,793

Proposal 2 — Advisor Proposal Concerning Executive Compensation

The shareholders voted to approve a non-binding advisory resolution concerning the Company’s 2011 executive compensation as described in the Company’s proxy statement for the meeting. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,156,058	178,969	25,182	1,731,793

Proposal 3 — Advisory Vote Concerning the Frequency of Future Advisory Votes Concerning Executive Compensation

On the proposal concerning the frequency of future non-binding advisory votes concerning the Company’s executive compensation, a majority of the shares were voting in favor of having such a vote each year. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
10,857,699	106,372	357,046	39,092	1,731,793

Proposal 4 — Ratification of Appointment of Independent Accountants.

The shareholders voted to ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company’s 2012 fiscal year. The results of voting were as follows:

Votes For	Votes Against	Abstain
13,065,955	707	25,340

Board Determination Regarding Frequency of Votes on Executive Compensation

In light of voting results on the frequency of future non-binding advisory votes on executive compensation and the recommendation of the Company’s Board of Directors that non-binding advisory votes on executive compensation be held each year, the Board of Directors has determined that the Company will hold a non-binding advisory vote on executive compensation each year in connection with its annual meeting of shareholders until the next vote on the frequency of shareholder votes on the compensation of executives. Accordingly, the next non-binding advisory shareholder vote on executive compensation will be held at the Company’s 2013 annual meeting of shareholders. The Company is required to hold votes on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 25, 2012

BRIDGE CAPITAL HOLDINGS

By:	/s/ Thomas A. Sa
Thomas A. Sa
Executive Vice President
Chief Financial Officer
(Duly Authorized Officer)